Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

On September 8, 2009, we sold our subsidiaries comprising our entertainment services business (the “Entertainment Business”) to National Entertainment Network, Inc. (“National”) for a nominal consideration. National has assumed the operations of the Entertainment Business, including substantially all of the Entertainment Business’s related assets and liabilities. We anticipate that the disposition will be reported under discontinued operations in our Consolidated Statement of Operations for the third quarter of 2009 in our Quarterly Report on Form 10-Q.

The following unaudited pro forma condensed consolidated financial statements are based on and should be read in conjunction with our historical consolidated financial statements and related notes included in our Current Report on Form 8-K filed with the SEC on August 24, 2009 for the recast of our 2008 financial statements and our unaudited consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2009 and June 30, 2008.

The following unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2009 and June 30, 2008 as well as the twelve months ended December 31, 2008, 2007 and 2006 are prepared as though the sale of the Entertainment Business occurred as of the beginning of each of the periods presented and the operating results from the Entertainment Business are excluded from our condensed consolidated financial statements. The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 is prepared as if the sale of the Entertainment Business occurred as of June 30, 2009. Pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Consolidated Statements, and are based upon available information and certain assumptions that we believe are reasonable. The allocations are preliminary in nature and subject to change following the transaction based on refinements as actual data become available.

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations that would actually have been recorded if the sale of the Entertainment Business had occurred as of or during the periods presented. In addition, the unaudited pro forma condensed consolidated financial statements are not intended to represent our financial position or results of operations for any future date or period.

COINSTAR, INC.

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2009

(in thousands)

(unaudited)

	Coinstar Consolidated Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$58,407	$(2,500	)(2)	$55,907
Cash in machine or in transit	48,712	(1,956	)(1)	46,756
Cash being processed	81,133	(4,667	)(1)	76,466
Accounts receivable, net	60,468	(1,010	)(1)	59,458
Inventory	97,438	(15,583	)(1)	81,855
Deferred income taxes	7,191	(1,244	)(1)	5,947
Prepaid expenses and other current assets	27,407	(2,512	)(1)	24,895

Total current assets	380,756	(29,472)		351,284
Property and equipment, net	384,912	(33,443	)(1)	351,469
Deferred income taxes	41,713	83,965	(1), (2), (3)	125,678
Other assets	12,494	(2,915	)(1)	9,579
Intangible assets, net	39,038	(4,500	)(1), (4)	34,538
Goodwill	290,300	—		290,300

Total assets	$1,149,213	$13,635		$1,162,848

LIABILITIES AND EQUITY
Current Liabilities:
Account payable	$109,697	$(5,966	)(1)	$103,731
Accrued payable to retailers and agents	129,687	(4,667	)(1)	125,020
Other accrued liabilities	78,186	(3,127	)(1), (2)	75,059
Current portion of long-term debt	6,545	—		6,545
Current portion of capital lease obligations	19,374	(2,583	)(1)	16,791

Total current liabilities	343,489	(16,343)		327,146
Long-term debt and other	459,144	(389	)(1)	458,755
Capital lease obligations	15,641	(818	)(1)	14,823
Deferred tax liability	1,750	—		1,750

Total liabilities	820,024	(17,550)		802,474
Total equity	329,189	31,185	(1), (2), (3)	360,374

Total liabilities and equity	$1,149,213	$13,635		$1,162,848

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COINSTAR, INC.

Pro Forma Condensed Consolidated Statement of Operations

Six Months Ended June 30, 2009

(in thousands, except per share data)

(unaudited)

	Coinstar Consolidated Historical	Pro Forma Adjustments		Pro Forma
Revenue	$585,123	$(64,307	)(1)	$520,816
Expenses:
Direct operating	416,179	(60,775	)(1)	355,404
Marketing	10,849	(77	)(1)	10,772
Research and development	2,556	—		2,556
General and administrative	67,385	(3,431	)(1)	63,954
Depreciation and other	48,858	(5,426	)(1)	43,432
Amortization of intangible assets	4,372	(460	)(1)(7)	3,912

Income from operations	34,924	5,862		40,786
Other income (expense):
Foreign currency loss and other, net	(63)	(6	)(1)	(69)
Interest income	161	(7	)(1)	154
Interest expense	(15,186)	48	(1)	(15,138)

Income before income taxes	19,836	5,897		25,733
Income tax expense	(7,288)	(2,182	)(1)	(9,470	)(5)

Net income before non-controlling interests	12,548	3,715		16,263
Less: Net income attributable to non-controlling interests	(3,627)	—		(3,627)

Net income attributable to Coinstar, Inc.	$8,921	$3,715		$12,636

Earning per share:
Basic	$0.30			$0.43
Diluted	$0.30			$0.42
Weighted shares outstanding:
Basic	29,525			29,525
Diluted	29,893			29,893

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COINSTAR, INC.

Pro Forma Condensed Statement of Operations

Six Months Ended June 30, 2008

(in thousands, except per share data)

(unaudited)

	Coinstar Consolidated Historical	Pro Forma Adjustments		Pro Forma
REVENUE	$410,422	$(80,057	)(1)	$330,365

EXPENSES
Direct operating	281,819	(71,930	)(1)	209,889
Marketing	6,618	(44	)(1)	6,574
Research and development	2,421	—		2,421
General and administrative	45,802	(3,010	)(1)	42,792
Depreciation and other	35,826	(9,214	)(1)	26,612
Amortization of intangible assets	4,640	(458	)(1)(7)	4,182
Proxy, write-off of acquisition costs and litigation settlement	3,084	—		3,084

Income from operations	30,212	4,599		34,811

OTHER INCOME (EXPENSE):
Foreign currency loss and other, net	(2,018)	(40	)(1)	(2,058)
Interest income	885	(2	)(1)	883
Interest expense	(10,822)	143	(1)	(10,679)
Loss from equity investments	(337)	—		(337)

Income before income taxes	17,920	4,700		22,620
Income tax expense	(5,097)	(1,818	)(1)	(6,915	)(5)

NET INCOME before non-controlling interests	12,823	2,882		15,705
Less: Net income attributable to non-controlling interests	(7,442)	—		(7,442)

NET INCOME attributable to Coinstar, Inc	$5,381	$2,882		$8,263

EARNINGS PER SHARE:
Basic	$0.19			$0.30
Diluted	$0.19			$0.29

WEIGHTED SHARES OUTSTANDING:
Basic	27,903			27,903
Diluted	28,418			28,418

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

COINSTAR, INC.

Pro Forma Condensed Consolidated Statement of Operations

Twelve Months Ended December 31, 2008

(in thousands, except per share data)

(unaudited)

	Coinstar Consolidated Historical	Pro Forma Adjustments		Pro Forma
Revenue	$911,900	$(150,219	)(1)	$761,681
Expenses:
Direct operating	634,285	(134,474	)(1)	499,811
Marketing	19,303	(106	)(1)	19,197
Research and development	4,758	—		4,758
General and administrative	95,234	(6,442	)(1)	88,792
Depreciation and other	76,661	(15,192	)(1)	61,469
Amortization of intangible assets	9,124	(918	)(1)(7)	8,206
Proxy, write-off of acquisition costs and litigation settlement	3,084	—		3,084

Income from operations	69,451	6,913		76,364
Other income (expenses):
Foreign currency loss and other, net	(3,876)	(52	)(1)	(3,928)
Interest income	1,220	(2	)(1)	1,218
Interest expense	(21,716)	190	(1)	(21,526)
Loss from equity investments	(337)	—		(337)

Income before income taxes	44,742	7,049		51,791
Income tax expense	(16,194)	(2,096	)(1)	(18,290	)(6)

Net income before non-controlling interests	28,548	4,953		33,501
Less: Net income attributable to non-controlling interests	(14,436)	—		(14,436)

Net income attributable to Coinstar, Inc.	$14,112	$4,953		$19,065

Earning per share:
Basic	$0.50			$0.68
Diluted	$0.50			$0.67
Weighted shares outstanding:
Basic	28,041			28,041
Diluted	28,464			28,464

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

COINSTAR, INC.

Pro Forma Condensed Statement of Operations

Twelve Months Ended December 31, 2007

(in thousands, except per share data)

(unaudited)

	Coinstar Consolidated Historical	Pro Forma Adjustments		Pro Forma
REVENUE	$546,297	$(238,912	)(1)	$307,385

EXPENSES
Direct operating	356,042	(203,241	)(1)	152,801
Marketing	11,899	(427	)(1)	11,472
Research and development	5,153	—		5,153
General and administrative	55,193	(11,826	)(1)	43,367
Depreciation and other	58,841	(29,023	)(1)	29,818
Amortization of intangible assets	7,331	(2,123	)(1)(7)	5,208
Impairment loss and excess inventory charge	65,220	(65,220	)(1)	—

Income (loss) from operations	(13,382)	72,948		59,566

OTHER INCOME (EXPENSE):
Foreign currency loss and other, net	650	(16	)(1)	634
Interest income	1,698	(24	)(1)	1,674
Interest expense	(17,069)	569	(1)	(16,500)
Loss from equity investments	1,333	—		1,333
Early retirement of debt	(1,794)	—		(1,794)

Income (loss) before income taxes	(28,564)	73,477		44,913
Income tax expense	6,311	(28,429	)(1)	(22,118	)(6)

NET INCOME (LOSS) before non-controlling interests	(22,253)	45,048		22,795

Less: Net income attributable to non-controlling interests.	—	—		—

NET INCOME (LOSS) attributable to Coinstar, Inc.	$(22,253)	$45,048		$22,795

EARNINGS PER SHARE:
Basic	$(0.80)			$0.82
Diluted	$(0.80)			$0.82

WEIGHTED SHARES OUTSTANDING:
Basic	27,805			27,805
Diluted	27,805			27,805

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Coinstar, Inc.

Pro Forma Condensed Statement of Operations

Twelve Months Ended December 31, 2006

(in thousands, except per share data)

(unaudited)

	Coinstar Consolidated Historical	Pro Forma Adjustments		Pro Forma
REVENUE	$534,442	$(273,490	)(1)	$260,952

EXPENSES
Direct operating	359,534	(216,782	)(1)	142,752
Marketing	14,420	(309	)(1)	14,111
Research and development	5,246	—		5,246
General and administrative	50,977	(17,213	)(1)	33,764
Depreciation and other	52,836	(25,301	)(1)	27,535
Amortization of intangible assets	6,220	(2,142	)(1)(7)	4,078

Income from operations	45,209	(11,743)		33,466
OTHER INCOME (EXPENSE):
Foreign currency loss and other, net	161	(48	)(1)	113
Interest income	1,382	(39	)(1)	1,343
Interest expense	(15,748)	442	(1)	(15,306)
Loss from equity investments	(66)	—		(66)
Early retirement of debt	(238)	—		(238)

Income before income taxes	30,700	(11,388)		19,312
Income tax expense	(12,073)	4,531	(1)	(7,542	)(6)

NET INCOME before non-controlling interests	18,627	(6,857)		11,770

Less: Net income attributable to non-controlling interests	—	—		—

NET INCOME attributable to Coinstar, Inc	$18,627	$(6,857)		$11,770

EARNINGS PER SHARE:
Basic	$0.67			$0.43
Diluted	$0.66			$0.42

WEIGHTED SHARES OUTSTANDING:
Basic	27,686			27,686
Diluted	28,028			28,028

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COINSTAR, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.	Reflects the elimination of the financial operations, assets, liabilities and accumulated other comprehensive income amounts associated with the Entertainment Business.

2.	Reflects the cash contribution and accrued costs related to the sale of the Entertainment Business.

3.	Reflects (a) the elimination of deferred taxes related to the assets and liabilities of the Entertainment Business offset by (b) the anticipated tax loss carryforward to be realized upon the disposition of the Entertainment Business.

4.	Represents the value of our customer relationship intangible assets attributable from those customers who have contracts with the Entertainment Business exclusively.

5.	The pro forma income tax expense for the six months ended June 30, 2009 and 2008 is calculated based on our consolidated results with and without the Entertainment Business’s results of operations. This results in an effective tax rate attributable to Coinstar, Inc. of 42.8% and 45.6%, respectively.

6.	The pro forma income tax expense for the twelve months ended December 31, 2008, 2007 and 2006 is calculated based on our consolidated results with and without the Entertainment Business’s results of operations. This results in an effective tax rate attributable to Coinstar, Inc. of 49.0%, 49.2% and 39.1%, respectively.

7.	The pro forma adjustment for the amortization of the intangible assets is related to the intangible assets of the Entertainment Business as described in note 3 above.